UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2010

BOLT TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code	(203) 853-0700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.07.      Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

The following matters were submitted to a vote of stockholders during the Annual Meeting of Stockholders of the Company held on November 23, 2010 in Norwalk, Connecticut and were approved by the Company’s stockholders by the final voting results below:

1.  Election of Directors for a Three-Year Term Expiring in 2013

	Votes Cast For	Votes Withheld
Joseph Espeso	3,721,051	689,096
Michael C. Hedger	3,792,559	617,588
Stephen F. Ryan	3,799,704	610,443

The terms of the following directors continued after the meeting:

Kevin M. Conlisk
Michael H. Flynn
George R. Kabureck
Joseph Mayerick, Jr.
Gerald A. Smith
Raymond M. Soto

2.  Ratification of Appointment McGladrey & Pullen, LLP as Independent Accountants for the Fiscal Year Ending June 30, 2011

For	Against	Abstain	Broker Non-Votes
7,494,118	40,034	316,526	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Raymond M. Soto
Raymond M. Soto
(Chairman of the Board, President and
Chief Executive Officer)

Dated: November 29, 2010